UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2007

HARRIS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(321) 727-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

In meetings held on August 25, 2007 and August 27, 2007, the independent members of the Board of Directors (the "Board") of Harris Corporation (the "Company") approved certain compensation actions with respect to Mr. Lance, the Company’s Chairman, President and Chief Executive Officer. On August 24, 2007, the Management Development and Compensation Committee (the "Committee") of the Board approved certain compensation actions for our other "named executive officers" (as such term is defined in Instruction 4 to Item 5.02 of Form 8-K). The named executive officers will be included in the Summary Compensation table in the Proxy Statement for the Company’s 2007 Annual Meeting of Shareholders.

(1) Fiscal 2007 Cash Annual Incentive Plan Payouts:

Cash incentive payments in respect of fiscal 2007, which fiscal year ended June 29, 2007, were approved under the Company’s Annual Incentive Plan pursuant to performance criteria and other individual priority objectives established early in fiscal 2007. The pre-established performance criteria included earnings per share, revenue and/or segment operating income results. Approved cash incentive payments to the named executive officers were as follows:

Name; Principal Position and Amount of Fiscal 2007 Cash Annual Incentive Plan Payout:

Howard L. Lance
Chairman, President and Chief Executive Officer
$1,550,000

Gary L. McArthur
Vice President and Chief Financial Officer
$298,000

Robert K. Henry
Executive Vice President and Chief Operating Officer
$445,000

Timothy E. Thorsteinson
President, Broadcast Communications Division
$232,000

Jeffrey S. Shuman
Vice President, Human Resources and
Corporate Relations
$283,000

(2) Fiscal 2007 Performance Share Award Payouts:

Performance share award payouts were approved for the named executive officers and were made pursuant to the Company’s 2000 Stock Incentive Plan based on pre-established performance criteria, consisting of the Company’s three-year cumulative earnings per share ("EPS") and return on invested capital for each of fiscal 2005, 2006 and 2007 and our relative performance during such three-year performance period compared to companies included in the Standard and Poor’s 500 and Midcap 400 indices. The payouts for the three-year performance period ended June 29, 2007, were as follows:

Name; Principal Position; Fiscal 2007 Number of Shares Paid Out:

Howard L. Lance
Chairman, President and Chief Executive Officer
Fiscal 2007 Number of performance shares paid out: 60,000

Gary L. McArthur
Vice President and Chief Financial Officer
Fiscal 2007 Number of performance shares paid out: 12,000

Robert K. Henry
Executive Vice President and Chief Operating Officer
Fiscal 2007 Number of performance shares paid out: 24,000

Messrs. Shuman and Thorsteinson did not receive a performance share award in respect of the three-year performance period ending June 29, 2007 as they joined the Company following the start of such performance period.

(3) Fiscal 2008 Base Salary:

The following annual base salaries were approved for the named executive officers, effective September 1, 2007: Howard L. Lance – $1,000,000; Gary L. McArthur – $400,000; Robert K. Henry – $545,000; Timothy E. Thorsteinson – $440,000; and Jeffrey S. Shuman – $375,000.

(4) Fiscal 2008 Cash Annual Incentive Plan Target Levels:

Minimum, target and maximum cash incentive award levels were approved for the Company’s executive officers, including each of the named executive officers, for fiscal 2008 under the Company’s Annual Incentive Plan. In addition, the performance criteria that will be applied for purposes of fiscal 2008 incentive award determinations were also approved. For Mr. Lance these performance criteria will include: (a) the Company’s EPS, which will set his maximum cash incentive award payout, (b) the Company’s earnings before income taxes ("EBIT"), (c) the Company’s revenue, and (d) individual priority objectives. For Messrs. McArthur, Henry and Shuman, these performance criteria will include the Company’s EBIT and revenue and for Mr. Thorsteinson, they will include the Company’s EBIT and segment operating income and revenue for the Company’s Broadcast Communications Division. The minimum, target and maximum cash incentive award levels for fiscal 2008 are as follows: Howard L. Lance: 0 - $1,100,000 - $2,200,000; Gary L. McArthur: 0 - $300,000 - $600,000; Robert K. Henry: 0 - $490,000 - $980,000; Timothy E. Thorsteinson: 0 - $300,000 - $600,000; and Jeffrey S. Shuman: 0 - $250,000 - $500,000. The Committee may adjust the payouts for Messrs. McArthur, Henry, Thorsteinson and Shuman upward or downward by up to twenty percent based upon certain objectives relating to individual performance.

(5) Fiscal 2008 Grants of Stock Options and Performance Share or Performance Share Unit Awards:

Options: Grants of options to purchase shares of the Company’s common stock under the Harris Corporation 2005 Equity Incentive Plan were approved for each named executive officer as follows: Howard L. Lance – 153,000 shares; Gary L. McArthur – 28,800 shares; Robert K. Henry – 49,000 shares; Timothy E. Thorsteinson – 23,700 shares; and Jeffrey S. Shuman – 27,000 shares. Such options have a seven-year term and have an exercise price equal to $58.95, which was the closing price per share of the Company’s common stock on August 24, 2007. The options granted vest in increments over a period of three years as follows: 50% vest on the first anniversary of the grant date; an additional 25% vest on the second anniversary of the grant date; and the final 25% vest on the third anniversary of the grant date. Options were granted to Mr. Lance after the close of business on August 27, 2007 and to the other named executive officers on August 24, 2007. The independent directors of the Board elected not to set the exercise price for Mr. Lance’s options at the $58.48 closing price per share of the Company’s common stock on August 27, 2007, but rather to set such exercise price at the higher $58.95 closing price per share of the Company’s common stock on August 24, 2007 in order to maintain uniformity with the exercise prices for the options granted to the other named executive officers. The exercise price may be paid in cash and/or shares of the Company’s common stock, or by "cashless exercise'' procedures. The form of Stock Option Award Agreement Terms and Conditions (as of June 30, 2007) for the grants made to the named executive officers is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Performance Shares or Performance Share Units: Grants of performance shares or performance share units under the Harris Corporation 2005 Equity Incentive Plan were approved for each named executive officer for the three-year performance period consisting of fiscal years 2008, 2009 and 2010, including minimum, target and maximum award levels, as follows: Howard L. Lance: 0 – 30,600 – 61,200 performance shares; Gary L. McArthur: 0 – 5,800 – 11,600 performance shares; Robert K. Henry: 0 – 9,800 – 19,600 performance shares; Timothy E. Thorsteinson 0 – 4,700 – 9,400 performance share units; and Jeffrey S. Shuman: 0 – 5,400 – 10,800 performance shares. Payouts of performance share or performance share unit awards will be in shares of the Company’s common stock based on achievement over the three-year performance period of the performance goals, relating to: cumulative EBIT and average return on invested capital. Payouts may be adjusted based upon comparisons between the Company’s cumulative EBIT and return on invested capital performance and the corresponding results for companies included in the Standard and Poor’s 500 and Midcap 400 indices. The actual performance share award or performance share unit payouts with respect to these awards will vary from 0% to 200% of the target number of performance shares or performance share units indicated above, based on the extent to which the performance goals are attained. All performance shares or performance share units provide for the payment of cash dividend equivalents to the applicable recipient in an amount equal to the cash dividend payments on our common stock. The form of Performance Share Award Agreement Terms and Conditions (as of June 30, 2007) and Performance Share Unit Award Agreement Terms and Conditions (as of June 30, 2007) for the grants made to the named executive officers are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

(6) Grant of Restricted Stock:

The Committee approved the grant of 6,000 restricted shares under the Harris Corporation 2005 Equity Incentive Plan to Gary L. McArthur. These restricted shares will vest and the restrictions will terminate on August 24, 2010 provided that Mr. McArthur is still employed by the Company at that time. The restricted shares provide for the payment of dividend equivalents in an amount equal to the cash dividend payments on our common stock. The form of Restricted Stock Award Agreement Terms and Conditions (as of June 30, 2007) is filed as Exhibit 10.4 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

10.1 Form of Stock Option Award Agreement Terms and Conditions (as of June 30, 2007)*;
10.2 Form of Performance Share Award Agreement Terms and Conditions (as of June 30, 2007)*;
10.3 Form of Performance Share Unit Award Agreement Terms and Conditions (as of June 30, 2007)*;
10.4 Form of Restricted Stock Award Agreement Terms and Conditions (as of June 30, 2007)*; and
10.5 Form of Restricted Stock Unit Award Agreement Terms and Conditions (as of June 30, 2007)*.
____________________
* Management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

August 30, 2007	By:	/s/ Scott T. Mikuen

Name: Scott T. Mikuen
Title: Vice President, Associate General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Stock Option Award Agreement Terms and Conditions (as of June 30, 2007).
10.2	Form of Performance Share Award Agreement Terms and Conditions (as of June 30, 2007).
10.3	Form of Performance Share Unit Award Agreement Terms and Conditions (as of June 30, 2007)
10.4	Fom of Restricted Stock Award Agreement Terms and Conditions (as of June 30,2007)
10.5	Form of Restricted Stock Unit Award Agreement Terms and Conditions (as of June 30, 2007).